UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       October 23, 2006 (October 23, 2006)
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                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-23340                  51-0332317
        --------                     -------                  ----------
    (State or other                (Commission              (IRS Employer
      jurisdiction                 File Number)          Identification Number)
    of incorporation)


   105 Westpark Drive, Suite 200, Brentwood, Tennessee           37027
   ---------------------------------------------------           -----
         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

     On October 23, 2006, America Service Group Inc. (the "Company") issued a press release announcing that the State of Florida Department of Corrections posted a notice of its decision to award a contract to provide comprehensive healthcare services in Region IV to the Company's primary operating subsidiary, Prison Health Services, Inc. The award is subject to negotiation of final contract terms.

     A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

      (d)  Exhibits.

               99.1      Press Release dated October 23, 2006.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICA SERVICE GROUP INC.



Date: October 23, 2006                       By:  /s/ Michael Catalano
                                                 -------------------------------
                                                 Michael Catalano
                                                 Chairman, President and Chief
                                                  Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
-------      -----------------------

99.1         Press release dated October 23, 2006.